EXHIBIT 10.30


                                    AMENDMENT

     AMENDMENT, dated as of December 20, 1996 (this "Amendment"), to the Credit Agreement, dated as of August 27, 1996 (as heretofore amended and as the same may be further amended, supplemented or otherwise modified from time to tone, the "Credit Agreement"), among RECOTON CORPORATION, a New York corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement, and the Venders and the Administrative Agent have agreed to such amendments upon the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement, are used herein as therein defined.

     2. AMENDMENT TO SUBSECTION 1.1 Subsection 1.1 of the Credit Agreement is hereby amended by (a) adding thereto the following new defined term in the appropriate alphabetical order:

         "'150-DAY DATE': the date that is 150 days after the Closing Date (or, if such Date is not a Business Day, the next succeeding Business Day).";

         (b) deleting the reference to "subsection 2.4(e)" from the definition of "Applicable Margin" and substituting in lieu thereof the reference "subsection 2.4(f)";

         (c) deleting the reference to "subsection 2.1(e)" from the definition of "Commitment Fee Rate" and substituting in lieu thereof the reference "subsection 2.4(f)";

         (d) deleting the reference to "subsection ~.4(e)." at the end of the definition of "FUNDED INDEBTEDNESS" and substituting in lieu thereof the reference "subsection 2.4(f), PROVIDED, however, that if the matters described in subsection 2.1(b) shall occur on or before the 150-Day Date, as a result of the incurrence of Indebtedness permitted by subsection 7.2(g), such Indebtedness shall be deemed, for purposes of calculating the Leverage Ratio, to have been outstanding on December 31, 1996."

     3. AMENDMENT TO SUBSECTION 2.1. Subsection 2.1(b) of the Credit Agreement is hereby amended by (a) deleting the phrase "120-Day Date" from said subsection and substituting in lieu thereof the phrase "150-Day Date";

         (b) deleting the amount "$50,000,000" wherever it appears in So id subsection and substituting in lieu thereof the amount
"$65,000,000"; and

         (c) deleting the period at the end of the first sentence of said subsection and substituting in lieu thereof the phrase "under 'Subsequent Commitments - $15mm Term Loan."'

     4. AMENDMENT TO SUBSECTION 2.4. Subsection 2.4 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 2.4:

     "2.4 TERMINATION OR REDUCTION OF COMMITMENTS; MANDATORY PREPAYMENTS. (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding Extensions of Credit would exceed the Commitments then in effect. Any such reduction shall be in an amount equal to S1,000,000 or a whole multiple thereof and shall reduce permanently the Commitments then in effect. Termination of the Commitments shall also terminate the obligation of the Lenders to make the Term Loans.

     (b) On each Receipt of Proceeds Date that occurs on or before the 150-Day Date, the Revolving Credit Loans shall be prepaid, and the Commitments shall be reduced, by an amount equal to the net cash proceeds of the incurrence of the related Indebtedness, PROVIDED, HOWEVER, that in no event shall the Commitments be reduced to less than $65,000,000 pursuant to this paragraph.

     (c) On the 150-Day Date (if the matters described in subsection 2.1(b) shall not have occurred prior to such 150-Day Date) (i) the Commitments shall be automatically reduced to an amount equal to 550,000,000, (ii) that portion of any then outstanding Revolving Credit Loans that, when added to the aggregate amount of LIC Obligations then outstanding, exceeds $110,000,000 shall be prepaid, and (iii) that portion of any then outstanding Revolving Credit Loans remaining after giving effect to clause (ii) above that does not exceed S60,000.000 shall be converted to Term Loans in accordance with subsection 2.5.

     (d) On the date upon which the matters described in subsection 2.1(b) shall occur (i) the Commitments shall be automatically reduced to an amount equal to $50,000,000 and (ii) that portion of any then outstanding Revolving Credit Loans that does not exceed $15,000,000 shall be converted to Term Loans in accordance with subsection 2.5.

     (e) On each Receipt of Proceeds Date that occurs while any Term Loans are outstanding in accordance with the provisions of subsection 2.4(c), such Term Loans shall be prepaid by an amount equal to the net cash proceeds of the incurrence of the related Indebtedness. Each such prepayment shall be applied to the installments of principal of such Term Loans in the inverse order of their stated maturity.

     (f) The Borrower shall, without notice or demand, prepay the Revolving Credit Loans, together with interest accrued to the date of such payment or prepayment and any amounts payable under subsection 2.17 and/or repay Reimbursement Obligations to the extent necessary so that the Aggregate Outstanding Extensions of Credit (other than in respect of (A) the undrawn portion of any Letters of Credit or (B) any Term Loans) with respect to all Lenders is equal to zero for at least one consecutive thirty day period during each period of twelve consecutive calendar months.

     (g) Each prepayment of the Loans pursuant to paragraphs (b) and (e) of this subsection shall be accompanied by payment of all accrued and unpaid interest on the amount prepaid and any amounts payable pursuant to subsection 2.18."

     5. AMENDMENT TO SUBSECTION 2.5. Subsection 2.5 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following new subsection:

     "2.5 TERM LOANS. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Term Loan") to the Borrower (a) on the 150 Day Date pursuant to a conversion in accordance with subsection 2.4(c) of Revolving Credit Loans to Term Loans in an amount equal to such Lender's pro rata share (based upon the respective amounts of the Term Loans of each Lender specified in Schedule II hereto under "Subsequent Commitments - $60 mm Term Loan") of the amount provided for in such subsection to be so converted or (b) on the date upon which the matters described in subsection 2.1(b) shall occur pursuant to a conversion in accordance with subsection 2.4(d) of Revolving Credit Loans to Term Loans in an amount equal to such Lender's pro rata share (based upon the respective amounts of the Term Loans of each Lender specified in Schedule II hereto under "Subsequent Commitments - $15 mm Term Loan") of the amount provided for in such subsection to be so converted. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 2.8."

     6. AMENDMENT TO SUBSECTION 7.9. (a) Subsection 7.2 of the Credit Agreement is hereby amended by (a) deleting the reference to "subsection 2.4(d)" from subsection 7.2(g) and substituting in lieu thereof the reference "subsection 2.4(e)";

     (b) deleting the word "and" from the end of subsection 7.X(g);

     (c) deleting the period at the end of subsection 7.2(h); and

     (d) adding thereto the following new subsection:
     "; and (i) Indebtedness of the Borrower and/or any of its Subsidiaries pursuant to letter of credit financing with respect to Hong Kong operations; PROVIDED that (i) no such letters of credit shall have a tenor of more than 120 days and (ii) the aggregate undrawn face amount of all such letters of credit shall not at any time exceed the equivalent of US$2,500,000."

     7. AMENDMENT TO SUBSECTION 7.4. Subsection 7.4 of the Credit Agreement is hereby amended by (a) deleting the word "and" from the end of Subsection 7.4(c);

     (b) deleting the period from the end of subsection 7.4(d); and

     (c) adding thereto the following new subsection:

     "; and (e) Guarantee Obligations of the Borrower and/or any of its Subsidiaries pursuant to guarantees given in connection with letter of credit or trust receipts financing with respect to Hong Kong OPERATIONS; PROVIDED that (i) no such letters of credit shall have a tenor of more than 120 days and (ii) the aggregate undrawn face amount of all such letters of credit and trust receipts shall not at any time exceed the equivalent of US$2,500,000."

     8. AMENDMENT TO SCHEDULES I. II AND III. Schedules I, II and III to the Credit Agreement are hereby amended by deleting the same in their entireties and substituting in lieu thereof Schedules I, II and II attached hereto; PROVIDED, however, that in no event will Schedule I attached hereto become effective prior to December 30, 1996.

     9. EFFECTIVENESS. This Amendment shall become effective (the date upon which this Amendment shall become effective being herein called the "EFFECTIVE DATE") on the condition that (a) the Borrower shall have delivered to the Administrative Agent duly executed copies of this Amendment, which copies shall include the acknowledgement and consent of the Guarantors, (b) the Administrative Agent shall have received duly executed copies of this Amendment from each Lender, (c) the Borrower shall have delivered to the Agent on behalf of each Lender a duly executed Revolving Credit Note in substantially the form of Exhibit A to the Credit Agreement in an amount equal to such Lender's amended Commitment (each Lender hereby agreeing to return to the Borrower as soon as practicable thereafter such Lender's original Revolving Credit Noted, (d) the Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent. of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower as of the Effective r)ate, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (e) the Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Effective Date, as to the incumbency and signature of the officers of the Borrower executing this Amendment satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower, (f) the Administrative Agent shall have received on or before December 20, 1996 the Amendment Fee provided for in the Fee Letter Amendment, dated December 20, 1996, between the Borrower and The Chase Manhattan Bank, and (g) the Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Stroock & Stroock & Lavan LLP, counsel to the Borrower and the other Loan Parties, in form and substance satisfactory to the Administrative Agent.

     10. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

     11. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     12. COUNTERPARTS. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

     13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     14. EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                            RECOTON CORPORATION

                                            By:



                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender

                                           By:
                                           Title:

                                           SUNTRUST BANK, CENTRAL FLORIDA,
                                           NATIONAL ASSOCIATION, as a Lender

                                           By:
                                           Title:


                                           HARRIS TRUST AND SAVINGS BANK,
                                                as a Lender

                                           By:
                                           Title:


                                           MARINE MIDLAND BANK, as a Lender

                                           By:
                                           Title:

                                           JENSEN JAPAN, INC., an Illinois
                                           corporation


                                           By:
                                                     Name: Stuart Mont
                                                     Title: Vice President


                                           RECOTON INTERNATIONAL HOLDINGS,
                                           INC., a Delaware  corporation


                                           By:
                                                     Name: Stuart Mont
                                                     Title: Vice President


                                           RECOTON EUROPEAN HOLDINGS, INC., a
                                            Delaware corporation


                                           By:
                                                     Name: Stuart Mont
                                                     Title: Vice President


                                           RECOTON GERMAN HOLDINGS GMBH, a
                                             German corporation


                                           By:
                                                     Name:
                                                     Title:

                                           MAC AUDIO ELECTRONIC GMBH, a
                                             German corporation


                                           By:
                                                     Name:
                                                     Title:


                                           MAGNAT AUDIO-PRODUKTE GMBH, a
                                             German corporation


                                           By:
                                            Name:
                                            Title:

                                           RECOTON AUDIO-PRODUKTE GMBH, a
                                             German corporation


                                           By:
                                            Name:
                                            Title:

                                           ARCONA S.R.L., an Italian
                                             corporation


                                           By:

                                            Name: Robert Shaw
                                            Title: Authorized Agent

                                           RECOTON CANADA LTD., a Canadian
                                             corporation


                                           By:
                                            Name: Stuart Mont
                                            Title: President

                                           RECOTON (FAR EAST) LIMITED, a Hong
                                              Kong corporation


                                           By:
                                            Name:
                                           Title:


                                           STD HOLDING LIMITED, a Hong Kong
                                             corporation

                                           By:
                                            Name:
                                            Title:


                                           STD ELECTRONIC INTERNATIONAL LIMITED,
                                             a Hong Kong corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director


                                           STD MANUFACTURING LIMITED, a
                                             Hong Kong corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director

                                           STD PLASTIC INDUSTRIAL LIMITED, a
                                             Hong Kong corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director

                                           STD TRADING LIMITED, a Hong Kong
                                             corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director


                                          PEAK HERO LIMITED, a Hong Kong
                                             corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director


                                          EVER SMART MANAGEMENT LIMITED,
                                             a Hong Kong corporation

                                           By:__________________________
                                            Name:  Robert L. Borchardt
                                            Title: Director

                                   Schedule I

                              ORIGINAL COMMITMENTS


LENDER                                                            COMMITMENT

The Chase Manhattan Bank .                                      $46,875,000
SunTrust Bank, Central Florida, National Association            $28,125,000
Harris Trust and Savings Bank                                   $30,000,000
Marine Midland Bank                                             $30,000,000

                                   Schedule II

                    SUBSEQUENT COMMITMENTS - $15MM TERM LOANS


LENDER                                                           COMMITMENT            TERM LOANS

The Chase Manhattan Bank                                         $16,828,000          $ 5,047,000
SunTrust Bank, Central Florida, National Association             $10,096,000          $ 3,029,000
Harris Trust and Savings Bank                                    $11,538,000          $ 3,462,000
Marine Midland Bank                                              $11,538,000          $ 3,462,000
                                                                 -----------          ------------
                                                                 $50,000,000          $15,000,000


                                    SUBSEQUENT COMMITMENTS -- 560MM TERM LOANS


LENDER                                                           COMMITMENT                TERM LOANS

The Chase Manhattan Bank                                         $16,828,000           $21,431,000
SunTrust Bank, Central Florida, National Association             $10,096,000           $12,819,000
Harris Trust and Savings Bank                                    $11,538,000           $12,875,000
Marine Midland Bank                                              $11,538,000           $12,875,000
                                                                 -----------           ------------
                                                                 $50,000,000           $60,000,000

                                                               Schedule III to
                                                              Credit Agreement

                                APPLICABLE MARGIN
                             AND COMMITMENT FEE RATE


                                                  ABR Loans               Eurodollar Loans               Commitment
Leverage Ratio                               Applicable Margin           Applicable Margin               Fee Rate

Greater than or equal to 4.00 to 1.00              1.25%                       2.00%                        025%
Less than 4.00 to 1.00 but greater than            0.90%                       1.65%                        0.25%
 or equal to 3.50 to 1.00

Less than 3.50 to 1.00 but greater than            0.25%                       1.00%                        0.25%
 or equal to 2.75 to 1.00

Less than 2.75 to 1.00 but greater than            0.00%                        0.75%                       0.20%
 or equal to 2.00 to 1.00

Less than 2.00 to 1.00 but greater than            0.00%                        0.625%                      0.185%
 or equal to 1.25 to 1.00
Less than 1.25 to 1.00                             0.00%                        0.50%                       0.125%
